UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2019

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Synacor, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (716) 853-1362
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	SYNC	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Explanatory Note

Synacor, Inc. is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2019 (the “Original Filing”) solely for the purpose of amending and restating Exhibit 99.1 in its entirety to correct the following inadvertent errors: to correct the percentage referenced in the narrative of Adjusted EBITDA growth, to correct the six months ended June 30, 2018 stock-based compensation expense included in the Condensed Consolidated Statements of Operations table, and to correct errors contained within the Segment Results table and clerical errors included in the Reconciliation of Adjusted Financial Measures. The corrected Exhibit 99.1 supersedes and replaces in its entirety Exhibit 99.1 to the Original Filing.

Item 2.02. Results of Operations and Financial Condition.
On August 7, 2019, Synacor, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2019. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Synacor, Inc. dated August 7, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synacor, Inc.

Date: August 9, 2019	By:	/s/ Timothy J. Heasley
Timothy J. Heasley
Chief Financial Officer and Secretary